UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2022

SONASOFT CORP.
(Exact name of registrant as specified in its charter)

California	333-150750	51-0439372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1735 N. 1st Street, Suite 103, San Jose	95112
(Address of principal executive offices)	(Zip Code)

(408) 708-4000

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 09, 2022, Sonasoft Corp. (the “Company”) completed the disposition of Cornerstone Tech, Inc., a wholly-owned subsidiary of the Company (“Cornerstone”), pursuant to a Stock Purchase Agreement (the “SPA”) entered into by the Company and Michael Dyer (the “Purchaser”) on October 01, 2022, attached hereto as Exhibit 10.1. Pursuant to the SPA, the Purchaser purchased all of the issued and outstanding capital securities of Cornerstone from the Company. In an all-cash transaction, the consideration was made up of a $250,000 payment upon closing and additional payments related to working capital adjustments and certain tax credit receivables to follow within 60 days of closing. The aggregate consideration paid to the Company is estimated to be approximately $730,000.

Item 7.01. Regulation FD Disclosure.

On October 13, 2022, the Company issued a press release announcing the completion of the SPA. A copy of the press release is being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 7.01-Regulation FD Disclosure of Form 8-K and is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Stock Purchase Agreement dated as of October 01, 2022 by and between the Company and Michael Dyer

99.1	Press release issued by Sonasoft Corp. dated October 13, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONASOFT CORP.

Date: October 13, 2022	/s/ Mike Khanna
Mike Khanna
CEO

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